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                                                                    Exhibit 10.4

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR (ii) IN COMPLIANCE WITH RULE 144, OR (iii) PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.

                                                             Warrant No. W-[   ]

                      FORM OF CLASS B COMMON STOCK WARRANT

                                       OF

                            COMPS INFOSYSTEMS, INC.
                            -----------------------

          THIS CERTIFIES THAT, for value received, __________________ (the "Holder") is entitled to subscribe for and to purchase from COMPS INFOSYSTEMS INC., a Delaware corporation (the "Company"), ___________ shares of the non-voting Class B Common Stock of the Company, at the price per share set forth in
Section 1 hereof, payable in cash or check (such price being referred to herein as the "Exercise Price" and subject to adjustment as set forth Section 2 below), at any time or from time to time following the occurrence of any of the events described in Section 3 hereof and during the term as set forth below.

          1.  Exercise Price.  The Exercise Price shall be $.01 per share.
              --------------

          2.  Adjustments for Subdivisions, Dividends, Combinations or
              --------------------------------------------------------
Consolidation of Common Stock.
-----------------------------

              a.  Subdivisions, Dividends, Consolidations.  In the event (i) the
                  ---------------------------------------
outstanding shares of the Class B Common Stock shall be increased (by stock split, stock dividend or otherwise), into a greater number of shares of Class B Common Stock, the Exercise Price then in effect shall, concurrently with the effectiveness of such increase, be proportionately decreased; and (ii) the outstanding shares of Class B Common Stock shall be decreased, by reclassification or otherwise, into a lesser number of shares of Class B Common Stock, the Exercise Price then in effect shall, concurrently with the effectiveness of such decrease, be proportionately increased. In the event that the Exercise Price is adjusted pursuant to this Subsection, the number of shares of Class B Common Stock issuable pursuant to this Warrant shall be increased or decreased to a number determined by multiplying (1) the number of shares of Class B Common Stock issuable pursuant to this Warrant immediately prior to the adjustment by (2) a fraction, the numerator of which shall equal the Exercise Price in effect immediately

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prior to the adjustment and the denominator of which shall equal the Exercise
Price in effect immediately after the adjustment.

          b.  Reclassification, Reorganization and Consolidation.  In case of
              --------------------------------------------------
any reclassification, capital reorganization or change in the Class B Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 2(a) above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder of this Warrant, so that the holder of this Warrant shall have the right, commencing upon the times set forth in Section 3, and prior to the expiration of this Warrant, to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization or change by a holder of the same number of shares of Class B Common Stock as were subject to this Warrant immediately prior to such reclassification, reorganization or change. In any such, case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

          c.  Conversion of Class B Common Stock.  If at any time prior to the
              ----------------------------------
expiration of this Warrant, all of the Company's then outstanding Class B Common Stock is converted into shares of the Company's Class A Common Stock, then this Warrant shall immediately become exercisable for that number of shares of Class A Common Stock receivable upon conversion by a holder of the same number of shares of Class B Common Stock as were subject to this Warrant immediately prior to such conversion, and the Exercise Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Exercise Price of the maximum number of shares of Class B Common Stock for which this Warrant was exercisable immediately prior to such conversion, by (y) the number of shares of Class A Common Stock for which this Warrant is exercisable immediately after such conversion. After any such conversion, all references herein to Class B Common Stock shall be deemed to be references to Common Stock.

          d.  Notice of Adjustment.  When any adjustment is required to be made
              --------------------
in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrant.

      3.  Exercise of Warrant.  This Warrant may be exercised in whole or in
          -------------------
part, commencing (i) one day prior to the earlier of the closing or the effective time of a "Liquidity Event," as defined herein; or, (ii) if earlier, October 14, 2001, by the surrender of this Warrant and payment to the Company by cash or check of the Exercise Price for all of the Shares purchased. The Company shall, within ten (10) days after such delivery, (a) prepare and issue a certificate for the Shares purchased in the name of the Holder of this Warrant, or as such Holder may direct (subject to the restrictions upon transfer contained herein and upon payment by such

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Holder hereof of any applicable transfer taxes) and (b) prepare and issue a new warrant of like terms if this Warrant is exercised for less than all of the Shares subject hereto. "Liquidity Event" shall mean (i) an acquisition, consolidation or merger of the Company with or into any other corporation or corporations unless the stockholders of the Company prior to such transaction directly or indirectly own more than fifty percent (50%) of the voting stock of the surviving or accruing corporation or corporations; (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company to a person other than a corporation or partnership controlled by the Company or its stockholders; (iii) the effectuation by the Company of a transaction or series of related transactions in which more than fifty percent (50%) of the outstanding voting power of the Company prior to such transaction or series of related transactions, is disposed of; and (iv) the closing of the sale of the Company's securities pursuant to an underwritten public offering.

     a.  Net Issue Exercise.  Notwithstanding any provisions herein to the
         ------------------
contrary, in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with a properly endorsed notice of exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Clm B Common Stock computed using the following formula:

                                 X = Y (A - B)
                                     ---------
                                          A

Where  X  =  the number of shares of Class B Common Stock to be issued to the
             Holder,

       Y = the number of shares of Class B Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation),

       A  =  the fair market value of one share of the Company's Class A Common
             Stock (at the date of such calculation), and

       B  =  the Exercise Price (as adjusted to the date of such calculation).

             For purposes of the above calculation, fair market value of one share of Class A Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Company's Class A Common Stock at the time of such exercise, fair market value shall mean the average over the preceding twenty (20) trading days (or such fewer number of days as such public market has existed) of the mean of the high closing bid and asked prices on the over-the-counter market as reported by Nasdaq, or if then traded on a national securities exchange or the Nasdaq National Market, the average over the preceding twenty (20) trading days (or such fewer number of days as the Class A Common Stock has been so traded) of the mean of the high and low prices on the principal national securities exchange or the National Market on which it is so traded. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial

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public offering of Common Stock, the fair market value per share shall be the per share offering price to the public of the Company's initial public offering.

          4.  Term of Warrant.  This Warrant expires and shall no longer be
              ---------------
exercisable as of 11:59 p.m. Pacific standard time, October 14, 2004, and shall be void thereafter.

          5.  Conditions to Exercise of Warrant or Transfer of the Shares.  It
              -----------------------------------------------------------
shall be a condition to any exercise of this Warrant that the Company shall have received, at the time Shares being issued upon such exercise of such exercise, a representation in writing that the are being acquired for investment and not with a view to any sale or distribution thereof, or a statement of the pertinent facts covering any proposed distribution thereof. It shall be a condition to any transfer of any or all of the Shares issued upon exercise of this Warrant, other than a transfer registered under the Securities Act of 1933, as amended (the "Act"), that the Company shall have received a legal opinion, in form and substance reasonably satisfactory to the Company and its counsel, reciting the pertinent circumstances surrounding the proposed transfer and stating that such transfer is exempt from the prospectus and the registration requirement of the Act Each certificate evidencing the Shares issued upon exercise of this Warrant, or upon any transfer of such shares (other than a transfer registered under the Act or any subsequent transfer of shares so registered) shall, at the option of the Company, contains a legend, in form and substance satisfactory to the Company and its counsel, restricting the transfer of such shares to sales or other dispositions exempt from the requirements of the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, other than opinions with regard to sales under Rule 144(k).

          6.  Fractional Shares.  This Warrant shall in no event be exercisable
              -----------------
for fractional shares, and in lieu thereof, the number of shares which would otherwise be purchased under this Warrant shall be rounded up to the nearest whole share of Common Stock.

          7.  Miscellaneous.
              -------------

              a. The Company covenants that it will at all times reserve and keep available, solely for the purpose of issuance upon the exercise hereof, a sufficient number of shares of Class A or Class B Common Stock, as applicable, to permit the exercise hereof in full. Such shares when issued in compliance with the provisions of this Warrant and the Certificate of Incorporation, as amended, will be duly authorized, validly issued, fully paid and nonassessable.

              b. The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Holder hereof and of the Shares issued or issuable upon the exercise hereto.

              c. The Holder, as such, shall not be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, is such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

              d. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to the foregoing terms and conditions.

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          e.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form valid amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like date and tenor.

          f. This Warrant shall be governed by the internal laws of the State of California.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Dated: October 14, 1994
                                    COMPS INFOSYSTEMS, INC.

                                    By:
                                       --------------------------
                                       Christopher A. Crane
                                       President

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                          Schedule of Warrant Holders
                          ---------------------------


      Name                                    Number of Warrants
      ----                                    ------------------
Summit Ventures III, L.P.                        372,272

Summit Ventures II, L.P.                           7,597